UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
August 6, 2009

All State Properties Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

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(State or Other Jurisdiction of Incorporation)

000-12895

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(Commission File Number)

32-0252180

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(IRS Employer Identification No.)

6465 N. Quail Hollow Rd., Ste. 200,

Memphis, TN  38120-1417
(Address of Principal Executive Offices) (Zip Code)

(901) 271-3779
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

This 8 K/A is filed in response to comments contained in a letter from the staff of the U.S. Securities and Exchange Commission and addresses each issue raised thereby, and does hereby state:

a)

On August 6, 2009, Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same date, August 6, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years ended June 30, 2008 and 2007 or subsequent interim period through August 6, 2009 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended June 30, 2008 a going concern qualification.

The opinion issued by Moore & Associates, Chartered contained a provision concerning it’s Going Concern conclusion.  The nature of such conclusion was the continuing operating expenses and the sufficiency of income from operations to cover such expenses.

During the registrant's two most recent fiscal years ended Jun 30, 2009 and June 30, 2008 and the subsequent interim period through August 6, 2009, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements, nor were there any up to and including the time of dismissal on August 6, 2009.

The registrant has requested that Moore and Associates, Chartered furnish it with an updated letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. We are unable to obtain an amended Exhibit 16 letter from Moore at this time.

b)

On August 6, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years ended June 30, 2009 and June 30, 2008 and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

c)

On August 27, 2009 the PCAOB revoked the registration of Moore and Associates because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule10b-5 thereunder, and non-cooperation with a Board investigation.

d)

All State Properties Holdings, Inc. is responsible for the adequacy and accuracy of the disclosure in this filing;

Staff Comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

All State Properties Holdings, Inc. may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United Sates.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

Exhibit 16 from Form 8-K/A filed on September 16, 2009 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2009 By: /s/ E. Robert Gates Name: E. Robert Gates Title: Chairman and Chief Executive Officer